EXHIBIT 10(QQ)

                 COLLATERAL ASSIGNMENT OF CERTIFICATE OF DEPOSIT

         THIS COLLATERAL ASSIGNMENT OF CERTIFICATE OF DEPOSIT (the "Assignment") is made and entered into as of the 13th day of November, 2002, by FPIC INSURANCE GROUP, INC., a Florida corporation (hereinafter the "Pledgor"), in favor of SUNTRUST BANK, a Georgia banking corporation, in its capacity as Administrative Agent (the "Administrative Agent"), and further, in its capacity as Collateral Agent (the "Collateral Agent"), for itself and any other banks and lending institutions now or hereafter party to the Loan Agreement (as defined below; SunTrust Bank and such other banks and lending institutions and their successors and assigns are collectively referred to herein as the "Lenders").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Pledgor, the Lenders and SunTrust Bank, as Administrative Agent and Collateral Agent for the Lenders and issuing bank (in such capacity, the "Issuing Bank"), are parties to that certain Revolving Credit and Term Loan Agreement, dated as of August 31, 2001, as amended by that certain Amendment No. 1 to Revolving Credit and Term Loan Agreement, dated as of March 25, 2002 (as amended, the "Loan Agreement"; capitalized terms used herein and not defined herein shall have the meanings given to such terms in said Loan Agreement), pursuant to which the Lenders have agreed to make Loans to the Pledgor, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Pledgor (provided, subject to the terms and conditions of the Loan Agreement, such Letters of Credit may be issued on behalf of the Pledgor or, if requested by the Pledgor, on behalf of any Subsidiary), all upon the terms and subject to the conditions specified in the Loan Agreement; and

         WHEREAS, as more fully set forth in that certain forbearance letter, dated October 24, 2002, from the Administrative Agent and the Lenders to the Pledgor, the terms and conditions of which were accepted and agreed to by the Pledgor and each of the Subsidiary Guarantors on October 28, 2002 (the "Forbearance Letter"), the Pledgor is not in compliance with the affirmative covenant contained in Section 5.12 of the Loan Agreement and, as a result thereof and as a condition to the temporary forbearance of such covenant violation by the Administrative Agent and the Lenders more fully set forth in said Forbearance Letter, the Pledgor has agreed to assign to the Collateral Agent, for its benefit and the benefit of the Lenders, certain collateral hereinafter described as security for the Term Loan and to enter into this Assignment in order to provide for control of the collateral pledged hereby and to perfect the Collateral Agent's security interest in such collateral;

         NOW, THEREFORE, for and in consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1.     The recitals contained hereinabove are true and correct.

         2. In consideration of the matters set forth in the Forbearance Letter, the Pledgor, as security for the Term Loan, hereby conveys, assigns, pledges, transfers and sets over to the Collateral Agent, for its benefit and the benefit of the Lenders, and grants to the Collateral Agent, for its benefit and the benefit of the Lenders, a security interest in all its right, title and interest in and to the following (collectively, the "Collateral"):

                Certificate of Deposit No. 9601718390, in the face amount of $2,000,000.00, issued under Account (or Customer) Number 9601718390, on November 6, 2002, for a term of twenty-one (21) months (the "Pledged CD"), issued by MERCANTILE BANK (the "Issuer"), all cash at any time held in, by or for the Pledged CD, and all interest or other income earned thereon or payable therefrom, and all rights and privileges incident to, declared or granted in connection therewith including, without limitation, the right to redeem and cash in the Pledged CD, whether now existing or hereafter arising, acquired or existing in connection therewith, together with all additions, replacements or substitutions therefor and the proceeds thereof.

         3. Pursuant to this Assignment, the Pledgor has collaterally assigned to the Collateral Agent, for its benefit and the benefit of the Lenders, all rights of the Pledgor in and to the Pledged CD including, but not limited to, the right to receive all proceeds thereof and the right to redeem, cash in or liquidate the Pledged CD and receive all cash held therein and the right to have the Pledged CD transferred to its name. The Pledgor shall continue to own the Collateral subject to the security interest of the Collateral Agent, but all interest or other income earned on the Pledged CD shall be retained by the Issuer for the benefit of the Collateral Agent. Until the Collateral Agent has released its security interest in the Pledged CD, the Pledgor may not initiate any transaction or give any instructions with respect to the Pledged CD without the prior written consent of the Collateral Agent. The Collateral Agent has the right to exercise all rights and privileges in regard to the Collateral with the same force and effect as if the Pledged CD was issued in the name of the Collateral Agent. From and after the date of this Assignment, until advised otherwise by the Collateral Agent in writing, Issuer shall disregard all instructions and directions of the Pledgor with respect to the Collateral.

         4. The Pledged CD shall not be closed or liquidated without the Collateral Agent's prior written consent. Unless otherwise advised or instructed in writing by the Collateral Agent, upon the expiration or maturity of the Pledged CD (or any replacement of the Pledged CD), the Issuer is instructed that the Pledged CD, including all interest or other income earned thereon, is to be renewed in the same form of investment as is currently represented by the Pledged CD.

         5. In addition to all other rights and remedies prescribed by the Loan Documents, after the occurrence of a Default (including, without limitation, the expiration or withdrawal of the temporary forbearance as set forth in the Forbearance Letter), without notice to the Pledgor, the Collateral Agent shall have the right, but not the obligation, to (a) (i) notify Issuer to pay any disbursements of earnings from the Pledged CD directly to the Collateral Agent, or (ii) liquidate, in whole or in part, the Collateral and in either event to apply any sums so received from Issuer to reduce the Obligations, in the manner determined by the Collateral Agent, in its sole and absolute discretion, (b) give written instructions to the Issuer with respect to any matters regarding the Pledged CD, including matters regarding its renewal, (c) instruct the Issuer to reissue or cause the reissuance of the Pledged CD in the name of the Collateral Agent and (d) exercise any other remedies available under applicable law.

         6. The Issuer may in good faith rely upon and follow the written instructions received from the Collateral Agent in connection with the renewal or liquidation of the Pledged CD and/or payment of the disbursements of earnings from the Pledged CD or proceeds of the liquidation of the Pledged CD to the Collateral Agent. The Issuer shall have no liability to the Pledgor for acting in good faith in accordance with the written instructions received from the Collateral Agent. This Assignment is irrevocable and may not be amended or modified without the joinder thereto by the Collateral Agent and shall remain in full and force and effect irrespective of any amendments, modifications, renewals, supplements, increases, decreases or replacements of the Notes or the other Loan Documents, without the necessity of the execution of any further document by the Pledgor.

         7. A copy of each account statement or notification of any kind, if any, provided by the Issuer to the Pledgor on the Pledged CD shall be delivered to the Collateral Agent by the Pledgor within fifteen (15) days after receipt by the Pledgor of such statement.

         8. The Pledgor represents and warrants to the Collateral Agent that:

                a. There are no restrictions on the pledge or assignment of the Collateral, and the Pledgor has full power and authority to pledge and assign the Collateral to the Collateral Agent pursuant to this Agreement.

                b. The Pledgor is the legal registered owner of the Collateral and holds full and absolute beneficial title to the Collateral free and clear of all liens, charges, encumbrances, security interests and voting trust restrictions of every kind and nature.

                c. The security interest created hereunder is a valid and enforceable, first priority security interest in the Collateral.

                d. The Pledgor has not previously pledged or assigned any of the Collateral or any interest therein to any other Person.

         9. So long as the Term Loan remains outstanding, unpaid and/or available to the Pledgor under the Loan Agreement, the Pledgor covenants and agrees with the Collateral Agent:

                a. The Pledgor will defend the Collateral against the claims and demands of all Persons at any time claiming the same or any interest therein.

                b. The Pledgor will not grant to any Person other than the Collateral Agent a lien on or any other interest or claim in any of the Collateral.

                c. There is not now and will not be filed in the future in any jurisdiction any financing statement listing any Person other than the Collateral Agent as a secured party covering any or all of the Collateral.

                d. The Pledgor will not permit any liens or encumbrances, other than the Collateral Agent's security interest under this Assignment, to attach to any of the Collateral, permit any of the Collateral to be levied upon under legal process, permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Assignment.

                e. The Pledgor will not sell, assign, transfer, or other-wise dispose of any of the Collateral or any interest therein or offer to do so, without the prior written consent of the Collateral Agent.

                f. The Pledgor will pay promptly when due all taxes and assessments upon the Collateral.

                g. The Pledgor will promptly deliver or cause to be delivered to the Collateral Agent copies of any statements, notices or other writings received by the Pledgor at any time from the Issuer with regard to the Collateral.

                h. The Pledgor will not file any amendment, release or termination of any UCC-1 filed by the Collateral Agent with respect to the Collateral. unless authorized to do so in writing by the Collateral Agent.

         10. THE PLEDGOR HEREBY AUTHORIZES THE COLLATERAL AGENT FROM TIME TO TIME TO FILE UCC-1 FINANCING STATEMENTS AND/OR UCC-3 AMENDMENTS IN THE STATE OF FLORIDA OR IN ANY OTHER APPLICABLE JURISDICTION DESCRIBING THE COLLATERAL IN THE MANNER SET FORTH IN THIS ASSIGNMENT. The Pledgor hereby agrees to pay all filing fees, costs and other expenses incurred by the Collateral Agent in filing any such UCC-1 financing statements and/or UCC-3 amendments or in taking any other action to perfect the security interest granted by the Pledgor to the Collateral Agent under this Assignment.

         11. The Pledgor hereby irrevocably constitutes and appoints the Collateral Agent as the Pledgor's agent and attorney-in-fact for the purposes of carrying out the provisions of this Assignment and taking any action and executing any instrument which the Collateral Agent reasonably deems necessary or advisable to accomplish the purposes hereof; provided, however, the Collateral Agent may not take any such action or execute any such instrument until such time as a default has occurred. The foregoing power of attorney is coupled with an interest and shall be terminated only upon payment in full of the Obligations, or as otherwise provided in this Assignment.

         12. During the term of this Assignment, the Pledgor hereby agrees to execute any and all other documents which are, in the opinion of the Collateral Agent or its counsel necessary to carry out the terms and conditions of this Assignment including, but not limited to, the granting of a valid and enforceable, perfected first priority security interest in the Collateral to the Collateral Agent.

         13. This Assignment and the rights and privileges granted hereunder to the Collateral Agent shall continue and remain in full force and effect and this Assignment shall continue to secure the Term Loan so long as such Term Loan is outstanding, unpaid and/or available to the Pledgor under the Loan Agreement or, at the option of the Collateral Agent, until this Assignment is marked "Cancelled" and returned to the Pledgor.

         14. The Pledgor shall pay all documentary stamp tax, intangible tax or other tax on or in connection with the Collateral or the transaction contemplated hereby, if any, including any applicable penalties and interest, and further, shall indemnify and hold the Collateral Agent and the Lenders harmless from and against any and all such taxes, penalties and/or interest.

         15. In the event of any default under this Assignment or the exercise by the Collateral Agent of any of its rights hereunder, the Pledgor shall promptly pay to the Collateral Agent all costs and expenses, including reasonable attorney's fees, incurred by the Collateral Agent in connection therewith. All such costs and expenses, including reasonable attorney's fees, shall further be deemed to be secured by the Collateral. As used in this Assignment, costs and attorney's fees, shall mean reasonable costs and attorney's fees incurred by the Collateral Agent whether or not suit is brought and whether incurred at trial, on retrial, rehearing or appeal or in any bankruptcy proceeding.

         16. This Assignment shall be binding upon the Pledgor, its successors and assigns and shall inure to the benefit of the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and their successors and assigns.

         17. This Assignment shall be construed in accordance with the laws of the State of Florida.

         18. A default under this Assignment shall constitute a default under the Notes and each of the other Loan Documents.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first set forth above.

Signed, sealed and delivered                     PLEDGOR:
in the presence of:
                                                 FPIC INSURANCE GROUP, INC.


         /s/ Rebecca MacMillan                   By:    /s/ Kim D. Thorpe
-----------------------------------------           ----------------------------
Print Name: Rebecca MacMillan                    Name:  Kim D. Thorpe
            -----------------------------        Title: Executive Vice President
                                                         and Chief Financial
         /s/ Pamela D. Deyo                              Officer
-----------------------------------------
Print Name: Pamela D. Deyo
            -----------------------------

                                ACKNOWLEDGMENT BY
                                -----------------
                THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT
                -------------------------------------------------


         The undersigned, being the Administrative Agent and the Collateral Agent as described in the foregoing Assignment, does hereby acknowledge and consent to the foregoing matters.

         Dated as of November ____, 2002.

Signed, sealed and delivered                SUNTRUST BANK,
in the presence of:                         as Administrative Agent and as
                                            Collateral Agent


   /s/ Heather Lowry Long                   By:    /s/ Edward E. Wooten
-------------------------------------         ----------------------------------
Print Name: Heather Lowry Long              Name:    Edward E. Wooten
           --------------------------            -------------------------------
                                            Title:   Director
                                                  ------------------------------

  /s/ Sarah D. Hudson
-------------------------------------
Print Name: Sarah D. Hudson
            -------------------------

                                CONTROL AGREEMENT
                                -----------------

         MERCANTILE BANK, (the "Issuer") hereby acknowledges to SUNTRUST BANK, a Georgia banking corporation, in its capacity as Administrative Agent (the "Administrative Agent"), and further, in its capacity as Collateral Agent (the "Collateral Agent"), for itself and the Lenders (as defined in the Assignment referred to below), the receipt of a copy of the Collateral Assignment of Certificate of Deposit (the "Assignment") executed by FPIC INSURANCE GROUP, INC., a Florida corporation (the "Pledgor"), regarding the following described collateral (collectively, the "Collateral"):

          Certificate of Deposit No. 9601718390, in the face amount of $2,000,000.00, issued under Account (or Customer) Number 9601718390, on November 6, 2002, for a term of twenty-one (21) months (the "Pledged CD"), issued by the Issuer, all cash at any time held in, by or for the Pledged CD, and all interest or other income earned thereon or payable therefrom, and all rights and privileges incident to, declared or granted in connection therewith including, without limitation, the right to redeem and cash in the Pledged CD, whether now existing or hereafter arising, acquired or existing in connection therewith, together with all additions, replacements or substitutions therefor and the proceeds thereof.


         The Issuer hereby confirms and acknowledges to the Administrative Agent and the Collateral Agent that:

         (1) the Pledged CD is shown on its books as being owned by the Pledgor;

         (2) it has not entered into or received any other security agreement, control agreement or other type of agreement granting to any other person an interest in the Pledged CD; and

         (3) it accepts the Assignment according to its terms, acknowledges the pledge and assignment of the Pledged CD, has recorded the Assignment on its books and records and acknowledges that the Collateral Agent, for its benefit and the benefit of the Lenders, has a security interest in the Collateral as security for the Obligations (as defined in the Assignment) pursuant to the Assignment.

         The Issuer hereby agrees that, until the Collateral Agent has released its security interest in the Collateral in writing: (a) no sale, transfer, substitution, liquidation or distribution of the Collateral shall be made by the Pledgor without the prior written consent of the Collateral Agent; (b) periodic distributions of the earnings from the Pledged CD and/or proceeds of the Pledged CD shall be paid by the Issuer to the Collateral Agent, in the Collateral Agent's sole name, if the Issuer is notified to do so in writing by the Collateral Agent; (c) the Collateral, or any portion thereof, as instructed by the Collateral Agent in writing, shall be (i) delivered to the Collateral Agent,
(ii) liquidated by the Issuer and the proceeds thereof held until directed by the Collateral Agent as to its disposition, or (iii) transferred to the name of the Collateral Agent, all in accordance with such written instructions; (d) the Issuer shall provide to the Collateral Agent account activity statements and notifications for the Pledged CD at the same time it provides them to the Pledgor, if applicable; (e) the Issuer shall not enter into any other control agreements with any other Person with respect to the Pledged CD without the prior written consent of the Collateral Agent; (f) in case of a maturity or redemption of the Pledged CD, Issuer shall notify the Collateral Agent of such and further shall retain any proceeds thereof for the benefit of the Collateral Agent until directed by the Collateral Agent as to its disposition; and (g) the Issuer shall act on all instructions of the Collateral Agent as to the Collateral without any further consent by the Pledgor.


                        {Signature follows on next page]

         IN WITNESS WHEREOF, the Issuer has executed this Control Agreement as of the 12th day of November, 2002.

Signed, sealed and delivered                 ISSUER:
in the presence of:
                                             MERCANTILE BANK


   /s/  James C. McColskey                   By:      /s/ J. Tony Lott
------------------------------------            --------------------------------
Print Name: James C. McColskey               Name:    J. Tony Lott
           -------------------------              ------------------------------
                                             Title:   Senior Vice President
                                                   -----------------------------

  /s/ Lorra Britt
------------------------------------
Print Name: Lorra Britt
           -------------------------

The terms of the foregoing Control Agreement are hereby acknowledged and agreed to:

FPIC INSURANCE GROUP, INC.


By:      /s/ Kim D. Thorpe
   -----------------------------------------
Name:    Kim D. Thorpe
Title:   Executive Vice President and
         Chief Financial Officer


SUNTRUST BANK,
as Administrative Agent and as Collateral Agent


By:    /s/ Edward E. Wooten
  ------------------------------------------
Name:    Edward E. Wooten
     ---------------------------------------
Title:   Director
      --------------------------------------